EXHIBIT 10.27



                          WAIVER DATED MAY 15, 2000, BY

                  THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

               OF CERTAIN DEFAULTS UNDER EXACT TITLE OF AGREEMENT

                             DATED OCTOBER 10, 1995







Ag-Chem Equipment Co., Inc.
5720 Smetana Drive, Suite 100
Minnetonka, Minnesota 55342-9688

Attention: Chief Financial Officer

Ladies and Gentlemen:

         Reference is made to that certain Note Agreement, dated as of October 10, 1995 (as amended from time to time, the "NOTE AGREEMENT"), between Ag-Chem Equipment Co., Inc., a Minnesota corporation (the "COMPANY"), and The Prudential Insurance Company of America ("PRUDENTIAL"). Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Note Agreement.

         Pursuant to the request of the Company and in accordance with the provisions of Section 9.1 of the Note Agreement, the parties hereto agree as follows:

         SECTION 1. Amendments to Note Agreement. From and after the date this letter becomes effective in accordance with its terms, the Note Agreement is amended as follows:

         1.1. Section 5.1 of the Note Agreement is amended to delete the term "Indebtedness" presently appearing therein and to add the following defined terms thereto in appropriate alphabetical order:

                  "BANKS" means the financial institutions from time to time constituting the "Lenders" under the Credit Agreement or the Short Term Credit Agreement.

                  "CAPITAL EXPENDITURES" means, for any period, the additions to property, plant and equipment and other capital expenditures of the Company and its Subsidiaries for such period, as the same are or should be set forth on the consolidated financial statements of the Company and its Subsidiaries in accordance with GAAP.

                  "CASH EQUIVALENTS" means as to any Person, (a) securities issued or directly and fully guaranteed or insured by the United States or any agency or instrumentality thereof (provided that the full faith and credit of the United States is pledged in support thereof) having maturities of not more than 12 months from the date of acquisition, (b) time deposits and certificates of deposit of any commercial bank with a long-term unsecured debt rating of at least A or its equivalent from Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc., or at least A-2 or its equivalent from Moody's Investors Service, Inc. with maturities of not more than six months from the date of acquisition by such person, (c) repurchase obligations with a term of not more than seven days for underlying securities of the types described in clause
         (a) above entered into with any bank meeting the qualifications specified in clause (b) above, (d) commercial paper issued by any person incorporated in the United States, which commercial paper is rated at least A-1 or the equivalent thereof by Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc., or at least P-1 or the equivalent thereof by Moody's Investors Service, Inc. or at least F-1 or the equivalent thereof by Fitch Investor Services, Inc. and in each case maturing not more than 270 days after the date of issuance by such person, and (e) investments in money market funds substantially all the assets of which are comprised of securities of the types described in clauses (a) through (d) above.

                  "COLLATERAL AGENT" means Bank One, N.A., in its capacity as contractual representatives for the Banks, the holders of the Notes and the holders of the Company's 6.83% Series A Senior Notes due April 6, 2001 under the Collateral Sharing Agreement, and its successors and assigns in such capacity.

                  "CONTINGENT LIABILITIES" of any Person means, as of any date, all obligations of such Person or of others for which such Person is contingently liable, as obligor, guarantor, surety or in any other capacity, or in respect of which obligations such Person assures a creditor against loss or agrees to take any action to prevent any such loss (other than endorsements of negotiable instruments for collection in the ordinary course of business), including all reimbursement obligations and all obligations of such Person to advance funds to, or to purchase assets, property or services from, any other Person in order to maintain the financial condition of such other Person.

                  "COLLATERAL SHARING AGREEMENT" mean that certain Collateral Sharing Agreement, dated as of May 15, 2000, by and among the Collateral Agent, Bank One, as contractual representative for the Banks under the Credit Agreement and the Short Term Credit Agreement, the Banks, the holders of the Notes and the holders of the Company's 6.83% Senior Notes, Series A, due April 6, 2001, as amended from time to time in accordance with the terms thereof.

                  "CREDIT AGREEMENT" shall mean the Third Amended and Restated Long Term Revolving Credit Agreement, dated as of June 4, 1999, by and among the Company, the Multicurrency Subsidiary Borrowers, certain of the Banks and Bank One N.A., as agent, as amended by Waiver and Amendment No. 1 thereto dated as of December 22, 1999 and Waiver and Amendment No. 2 thereto dated May 15, 2000.

                  "EBITDA" means, for any period, Net Income plus the sum of all amounts recorded and deducted in computing Net Income for such period in respect of Interest Expense, taxes, depreciation charges and expenses and amortization charges and expenses (whether paid or accrued, or a cash or non-cash expense), as determined in accordance with GAAP.

                  "GOVERNMENTAL AUTHORITY" means any federal, state, local, municipal or other governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign, and any and all Governmental Regulations (including decrees, rules and orders) of any governmental bodies and offices having power to regulate or supervise the business activities of any of the company, a Subsidiary or any holder of a Note.

                  "GOVERNMENTAL REGULATIONS" means any and all laws, statues, ordinances, rules, regulations, treaties, judgments, writs, injunctions, decrees, orders, awards and standards, or any similar requirement, of the government of the United States or of any foreign government or any state, province, municipality or other political subdivision thereof or therein or any court, agency, instrumentality, regulatory authority or commission of any of the foregoing.

                  "GUARANTORS" means Ag-Chem Equipment Co., International Corp., Lor*Al Products, Inc., Ag-Chem Equipment Canada, Ltd., Ag-Chem Europe, B.V., formerly known as Kurstjens Terra-Gator B.V., Ag-Chem Sales Co., Inc., a Minnesota corporation, Ag-Chem Manufacturing, Inc., formerly known as Soil Teq, Inc., a Minnesota corporation, and any other person or entity that may guarantee the Notes from time to time.

                  "INDEBTEDNESS" of any Person means (a) all obligations of such Person for borrowed money, (b) all obligations of such Person as lessee under any Capitalized Lease, (c) all obligations which are secured by any Lien existing on any asset or property of such Person whether or not the obligation secured thereby shall have been assumed by such Person, (d) the unpaid purchase price for goods, property or services acquired by such Person, except for accounts payable for goods, property or services arising in the ordinary course of business that are not more than sixty (60) days past due, (e) all obligations of such Person to purchase goods, property or services where payment therefor is required regardless of whether delivery of such goods or property or the performance of such services is ever made or tendered (generally referred to as "take or pay contracts"), (f) all liabilities of such Person in respect of unfunded benefit liabilities (determined in accordance with Section 4001(a)(18) of ERISA) under any Plan of such person or of any ERISA Affiliate and any unfunded current liabilities with respect to any employee benefit pension plans maintained by such Person outside the United States, (g) all obligations of such Person in respect of any interest rate or currency swap, rate cap or other similar transaction (valued in any amount equal to the highest termination payment, if any, that would be payable by such Person upon termination for any reason on the date of determination), and (h) all Contingent Liabilities of such Person.

                  "INTEREST COVERAGE RATIO" means the ratio of (a) EBITDA of the Company and its consolidated Subsidiaries to (b) Interest Expense for the Company and its Subsidiaries, on a consolidated basis, to be calculated as of the end of each fiscal quarter of the Company for the four consecutive fiscal quarters then ending.

                  "INTEREST EXPENSE" means, for a Person for the applicable fiscal period, such Person's interest expense (including capitalized interest accrued during such period) for such period computed in accordance with GAAP including, without limitation, the portion of any obligation under a Capitalized Lease allocable to interest expense in accordance with GAAP.

                  "LOAN PARTIES" means the Company and the Guarantors.

                  "MULTICURRENCY SUBSIDIARY BORROWERS" means each of Ag-Chem Europe, B.V., a Netherlands private limited liability company, and Ag-Chem Equipment Canada, Ltd., a Minnesota corporation.

                  "NET INCOME" means, for any period, the net income of the Company and its consolidated Subsidiaries after taxes, determined in accordance with GAAP.

                  "NEW HOLLAND VENTURE" means the joint venture between the Company and New Holland North America, Inc.

                  "PERMITTED LIENS" means Liens permitted by Section 7.4.

                  "SHORT TERM CREDIT AGREEMENT" means the Short Term Revolving Credit Agreement, dated as of June 4, 1999, by and among the Company, certain of the Banks and Bank One, N.A., as agent for such Banks, as amended by Waiver and Amendment No. 1 thereto dated as of December 22, 1999 and Waiver and Amendment No. 2 thereto dated as of May 15, 2000.

                  "TANGIBLE NET WORTH" means, as of any date, (a) the amount of any capital stock, paid in capital and similar equity accounts of the Company and its consolidated Subsidiaries plus (or minus in the case of a deficit) the capital surplus and retained earnings of the Company and its consolidated Subsidiaries, minus (b) the amount of any treasury stock reflected on such balance sheet, minus (c) any amount attributable to the write-up of assets (other than marketable securities) on or after September 30, 1998, minus (d) the net book value of all items of the following character which are included in the assets of the Company and its consolidated Subsidiaries as of such date: (i) goodwill, including the excess of cost over book value of any asset; (ii) organization or experimental expenses; (iii) unamortized debt discount and expense; (iv) patents, trademarks, trade names and copyrights; (v) franchises, licenses and permits; (vi) amounts due from Affiliates and (vii) all other assets which are deemed intangible assets under GAAP.

                  "TOTAL LIABILITIES" means, as of the date of determination, the total liabilities of the Company and its consolidated Subsidiaries that would properly be classified as a liability under GAAP.

                  "WORKING CAPITAL COVERAGE RATIO" means the ratio of (a) the sum of the face amount of the accounts receivable of the Company and its consolidated Subsidiaries minus the amount of accounts receivable classified as doubtful determined in accordance with GAAP plus the value of the inventory of the Company and its consolidated Subsidiaries valued at the lower of cost or market on a last-in first-out basis determined in accordance with GAAP to (b) the sum of the principal amount of the obligations of the Company to the Banks under the Credit Agreement and the Short Term Credit Agreement plus the outstanding principal indebtedness of the Company under that certain Note Agreement dated as of April 6, 1994 with respect to the Company's 6.83% Senior Notes, Series A, due April 6, 2001 plus the outstanding principal amount of the Notes.

         1.2. Section 7.1 of the Note Agreement is amended in its entirety to read as follows:

                  "7.1 Financial Ratios.

                           (a) Tangible Net Worth. The Company will not permit
                  or suffer Tangible Net Worth to be, at any time after June 4, 1999, less than the sum of (i) $57,500,000, plus (ii) the net amount of any proceeds from the sale of the Company's equity interests received by the Company after June 4, 1999, plus
                  (iii) fifty percent (50%) of annual Net Income accumulated from September 30, 1998, beginning with the calculation for the year ending September 30, 1999; provided, however, that no deduction will be made for any fiscal year where net income is less than zero and any loss will not reduce any amount added for any other fiscal year.

                           (b) Total Liabilities to Tangible Net Worth. The
                  Company will not permit or suffer the ratio of Total Liabilities to Tangible Net Worth to exceed: (1) 2.75 to 1.0 at the end of the fiscal quarter ending March 31, 2000 or (ii)
                  2.50 to 1.0 at the end of each fiscal quarter ending on or after June 30, 2000 and on or prior to March 31, 2001 or (iii)
                  2.0 to 1.0 at the end of each fiscal quarter ending on or after June 30, 2001.

                           (c) Interest Coverage Ratio. The Company will not
                  permit or suffer the Interest Coverage Ratio to be less than
                  (i) 2.0 to 1.0 for the fiscal period ending March 31, 2000 or
                  (ii) 1.50 to 1.0 for the fiscal periods ending June 30, 2000, September 30, 2000 and December 31, 2000 or (iii) 2.0 to 1.0 for the fiscal period ending March 31, 2001 or (iv) 2.25 to
                  1.0 for the fiscal period ending June 30, 2001 or (v) 2.5 to
                  1.0 for the fiscal periods ending September 30, 2001, December 31, 2001, March 31, 2002 and June 30, 2002 or (vi) 3.25 to 1.0
                  for the fiscal periods ending September 30, 2002, December 31, 2002, March 31, 2003 and June 30, 2003 or (vii) 3.5 to 1.0 for each fiscal period ending as of the end of each fiscal quarter ending on or after September 30, 2003.

                           (d) Working Capital Coverage Ratio. The Company will
                  not permit or suffer the Working Capital Coverage Ratio to be less than 1.30 to 1.0 as of the end of any fiscal quarter."

         1.3. Section 7.2 of the Note Agreement is amended in its entirety to read as follows:

                  "7.2 Indebtedness. The Company will not, and will not permit any Subsidiary to, create, incur, assume or in any manner become liable in respect of, or suffer to exist, any Indebtedness other than:

                           (i) Indebtedness evidenced by the Notes (and
                  guaranties thereof);

                           (ii) Indebtedness to Persons (including guaranties of
                  Indebtedness) other than Indebtedness evidenced by the Notes, as described on Schedule 7.2, having the same material terms as those existing on the date of this Agreement, and provided, that (i) with respect to the Indebtedness outstanding under the Company's 6.83% Senior Notes, Series A, due April 6, 2001, any extension, renewal or replacement thereof (including by a different person), not to exceed the original principal amount of such Indebtedness and at the then prevailing market terms,
                  (ii) with respect to Indebtedness under the Credit Agreement or the Short-Term Credit Agreement, any extension, renewal or replacement thereof (including by a different person), not to exceed the maximum amount available under the terms of the Credit Agreement or the Short-Term Credit Agreement, as the case may be, as in effect on May 15, 2000, and at the then prevailing market rate, and (iii) with respect to any other Indebtedness described on Schedule 7.2, any extension, renewal or replacement thereof (but without increase in the principal amount outstanding at the time of such extension, renewal or replacement);

                           (iii) Indebtedness secured by Permitted Liens;
                  provided, however, that the proceeds of Indebtedness incurred in connection with the grant of the Permitted Liens described in Section 7.4(viii) shall be applied toward the satisfaction of amounts owing under the Short Term Credit Agreement or the Credit Agreement, or to make prepayments of the Notes under
                  Section 2.2(a);

                           (iv) Indebtedness of up to $1,000,000 from state or
                  local government authorities or sub-divisions thereof or local development authorities, provided that so long as any Default or Event of Default shall exist and be continuing, such Indebtedness may not be increased above the amount existing at the time of such Default or Event of Default;

                           (v) Subordinated Indebtedness which is acceptable to
                  the holders of at least a majority in aggregate principal amount of outstanding Notes in their sole discretion, including the terms of the subordination agreement covering the Subordinated Indebtedness;

                           (vi) guaranties of Indebtedness which in the
                  aggregate do not exceed $1,000,000 at any time or other Indebtedness not to exceed $500,000 at any time (to the extent such guaranties or Indebtedness is not permitted under clause
                  (ii) above); provided that so long as any Default or Event of Default shall exist and be continuing, such guaranties may not be increased from the guaranties existing at the time of such Default or Event of Default;

                           (vii) Indebtedness of one Loan Party or a subsidiary
                  thereof to another Loan Party or a subsidiary thereof; and

                           (viii) any interest rate or currency swap, rate, cap,
                  or similar transaction entered into with a Bank or any of its Affiliates entered into in the ordinary course of business for the purpose of protecting the Company from changes in interest or currency rates or commodity prices and not for speculative purposes."

         1.4 Section 7.3 of the Note Agreement is deleted.

         1.5 Section 7.4 of the Note Agreement is amended in its entirety to read as follows:

                  "7.4. Liens. The Company will not, and will not permit any Subsidiary to, create, incur or suffer to exist any Lien on any of the assets, rights, revenues or property, real, personal or mixed, tangible or intangible, whether now owned or hereafter acquired, of the Company or any Subsidiary, other than:

                           (i) Liens for taxes not delinquent or for taxes being
                  contested in good faith by appropriate proceedings and as to which adequate financial reserves have been established on its books and records;

                           (ii) Liens (other than any Lien imposed by ERISA)
                  created and maintained in the ordinary course of business which are not material in the aggregate, and which would not constitute or result in a Material Adverse Effect, and which constitute (A) pledges or deposits under worker's compensation laws, unemployment insurance laws or similar legislation, (B) good faith deposits in connection with bids, tenders, contracts or leases to which a the Company or any Subsidiary is a party for a purpose other than borrowing money or obtaining credit, including rent security deposits, (C) Liens imposed by law, such as those of carriers, warehousemen and mechanics, if payment of the obligation secured thereby is not yet due, (D) Liens securing taxes, assessments or other governmental charges or levies not yet subject to penalties for nonpayment, and (E) pledges or deposits to secure public or statutory obligations of the Company or any Subsidiary, or surety, customs or appeal bonds to which the Company or any Subsidiary is a party;

                           (iii) Liens affecting real property which constitute
                  minor survey exceptions or defects or irregularities in title, minor encumbrances, easements or reservations of, or rights of others for, rights of way, sewers, electric lines, telegraph and telephone lines and other similar purposes, or zoning or other restrictions as to the use of such real property; provided, however, that all of the foregoing, in the aggregate, do not at any time materially detract from the value of said properties or materially impair their use in the operation of the businesses of the Company or any Subsidiary;

                           (iv) each Lien described in Schedule 7.4 which may be
                  suffered to exist upon the same terms as those existing on the date hereof, and any extension, renewal or replacement thereof (but without increase in the principal amount secured thereby outstanding at the time of such extension, replacement, or renewal and provided such Liens will not extend to cover any additional property);

                           (v) Liens resulting from any action, suit,
                  proceeding, appeal or contest at law or equity brought in good faith by or against the Company or a Multicurrency Subsidiary Borrower before a Governmental Authority within the European Union;

                           (vi) purchase money Liens upon or in property of a
                  Loan Party, provided, however, that no such Lien will extend to or cover any other property of any Loan Party and the amount of any such Lien will not exceed the purchase price of the related collateral;

                           (vii) Liens pursuant to any Capitalized Lease under
                  which a Loan Party is the lessee;

                           (viii) Liens on the Company's real property located
                  in Minnetonka, Minnesota, including, without limitation, fixtures located on such property, provided that no such lien shall be incurred without the consent of the holders of the Notes after the occurrence of an Event of Default; and

                           (ix) any Lien granted by the Company or any
                  Subsidiary in favor of the Collateral Agent securing the "Obligations" as defined in the Collateral Sharing Agreement, but only so long as the Collateral Sharing Agreement is in full force and effect, the holders of all such "Obligations" are parties thereto and any Indebtedness secured by any such Lien is permitted under Section 7.2(ii)."

         1.6 Section 7.5 of the Note Agreement is amended in its entirety to read as follows: "7.5. Merger; Purchase of Assets; Acquisitions; Etc. Other than the New Holland Venture, the Company will not, and will not permit any Subsidiary to, purchase or otherwise acquire, whether in one or a series of transactions, all or a substantial portion of the business, assets, rights, revenues or property, real, personal or mixed, tangible or intangible, of any Person, or all or a substantial portion of the capital stock of or other ownership interest in any other Person or merge or consolidate or amalgamate with any other Person or take any other action having a similar effect, not enter into any joint venture or similar arrangement with any other Person, if any combination of the aforementioned, in the aggregate, exceeds $5,000,000 in any fiscal year; provided, that this Section 7.5 will not prohibit any merger or consolidation solely between or among (i) the Company and any Subsidiary, so long as the Company is the surviving person of such merger or consolidation or (ii) Ag-Chem Europe, B.V. and any of its Subsidiaries, so long as Ag-Chem Europe, B.V. is the surviving person of such merger or consolidation."

         1.7 Section 7.6 of the Note Agreement is amended in its entirety to read as follows:

                  "7.6 Disposition of Assets; Etc. The Company will not, and will not permit any Subsidiary to, sell, lease, license, transfer, assign or otherwise dispose of any of its business, assets, rights, revenues or property, real, personal or mixed, tangible or intangible, whether in one or a series of transactions, other than (i) inventory sold in the ordinary course of business upon customary credit terms, which for purposes of this Section 7.6, shall include any sales of inventory by the Company to the New Holland Venture, and sales of obsolete or damaged material or equipment, (ii) the sale of all or part of Ag-Chem Equipment Co. International Co., International Corp, a Virgin Islands corporation, (iii) transfers from one Loan Party to another Loan Party, (iv) intellectual property owned and licensed by the Company in the ordinary course of business, provided that for purposes of this clause (iv) "ordinary course" shall be defined as the ordinary course of business for the Company in the particular geographic region in which such intellectual property is being licensed, (v) transfers of assets from any Loan Party to any subsidiary thereof, irrespective of whether such subsidiary is a Loan Party, so long as the aggregate dollar value of such transfers in any fiscal year does not exceed $5,000,000, (vi) other sales of assets (excluding assets sold in connection with the New Holland Venture) not to exceed $3,000,000 in the aggregate for all Loan Parties during any fiscal year of the Company; provided that so long as any Default or Event of Default shall exist and be continuing, no sales or transfers under clauses (ii), (iii) or (v) above may be made beyond those contracted for at the time of such Default or Event of Default; or (vii) accounts receivable and/or instruments owed to or in favor of a Loan Party that are sold, transferred, and/or assigned in an arms-length transaction for a fair market price by such Loan Party; provided, that no such sale, transfer or assignment shall occur without the consent of the holders of the Notes after the occurrence of an Event of Default; provided, further, that 100% of the proceeds resulting from such sale, transfer or assignment shall be applied toward the satisfaction of the Indebtedness outstanding under the Credit Agreement or the Short Term Credit Agreement or to make a prepayment of the Notes pursuant to
         Section 2.2(a)."

         1.8 New Sections 7.10, 7.11, 7.12 and 7.13 are added to the Note Agreement, such Sections to read as follows:

                  "7.10 Investments. The Company will not, and will not permit any Subsidiary to, make, commit to make or permit to exist any loans, investments, advances or extensions of credit to any Person, firm or corporation, other than: (i) Cash Equivalents, (ii) loans not to exceed $500,000 at any time outstanding and travel advances extended to officers and employees of a Loan Party in the ordinary course of business, (iii) investments existing on June 4, 1999 in Subsidiaries that are not Loan Parties, (iv) investments by the Company or any Multicurrency Subsidiary Borrower in other Loan Parties, (v) loans from one Loan Party to another Loan Party, (vi) loans or extensions of credit granted in the ordinary course of business to purchasers or lessees of a product sold or leased by a Loan Party, which for purposes of this Section 7.10, shall include any loans or extensions of credit to the New Holland Venture as a purchaser of products sold by a Loan Party, so long as neither the Company nor any Subsidiary is in violation of the financial covenants in this Agreement, (vii) investments related to the New Holland Venture; provided that such investments do not exceed $500,000 in any calendar year; provided, further, that, for purposes of this clause (vii), "investments" shall include any transfer of any assets by the Company to the New Holland Venture, or (viii) other investments which in the aggregate do not exceed $3,000,000 in any fiscal year of the Company.

                  7.11 Capital Expenditures. The Company will not, and will not permit any Subsidiary to, make Capital Expenditures on an aggregate basis for the Company and all Subsidiaries during any fiscal year of the Company in excess of $20,000,000.

                  7.12 Dividends. The Company will not, and will not permit any Subsidiary to, declare or pay dividends or make other stockholder distributions or redemptions of its capital stock, or commit to make any distribution of cash or property to its shareholders at any time after June 4, 1999 other than dividends payable to the Company or a Wholly-Owned Subsidiary; provided, however, that so long as no Default or Event of Default has occurred and is continuing and no Default or Event of Default would occur upon payment of such amounts, (i) the Company may pay cash dividends or dividends paid solely in shares of the Company, and (ii) the Company may repurchase or redeem shares of its capital stock for an amount not to exceed $3,000,000 per fiscal year.

                  7.13 Most Favored Lender. The Company will not, and will not permit any Subsidiary to, agree to, with or for the benefit of the holder of any other Indebtedness of the Company or any Subsidiary, any financial or restrictive covenants or events of default which are more restrictive than, or in addition to, the financial or negative covenants or Events of Default contained in this Agreement, unless the Company has, or has caused such Subsidiary to, offer to enter into an agreement with the holders of the Notes, in form and substance reasonably satisfactory to the holders of the Notes, whereby such financial or negative covenants or events of default are added to this Agreement for the benefit of the Notes."

         1.9 Schedules 7.2 and 7.4 hereto are added as Schedules 7.2 and 7.4 to the Note Agreement.

         SECTION 2. Representations and Warranties. The Company represents and warrants to each of the undersigned that (a) this letter has been duly authorized, executed and delivered by the Company, (b) each representation and warranty set forth in Section 3 of the Note Agreement is true and correct as of the date of the execution and delivery of this letter by the Company with the same effect as if made on such date (except to the extent such representations and warranties expressly refer to an earlier date, in which case they were true and correct as of such earlier date) and (c) after giving effect to the amendments to the Note Agreement in Section 1 hereof except for the Specified Defaults (as defined below), no Event of Default or Default exists.

         SECTION 3. Effectiveness. The amendments described in Section 1 above and the waivers set forth in Section 5 hereof shall become effective on the date when (the "EFFECTIVE DATE") Prudential has received:

                  (a) all costs and expenses of Prudential (including reasonable fees and disbursements of special counsel to Prudential) in connection with this letter;

                  (b) the following documents, each in a form and substance satisfactory to Prudential:

                           (i) counterparts of this letter agreement executed by
                  the Company and consented to by each Guarantor;

                           (ii) a Security Agreement signed by the Company and
                  each Guarantor, together with evidence, satisfactory to Prudential, that the Company and each Guarantor have delivered to the Collateral Agent all financing statements and other documents necessary to perfect the Collateral Agent's Lien on all collateral granted under the Security Agreement;

                           (iii) the Collateral Sharing Agreement, signed by the
                  parties thereto and consented to by the Company and the Guarantors;

                           (iv) an amendment and waiver to the Credit Agreement
                  and the Short Term Credit Agreement, executed by the Company, the Multicurrency Subsidiary Borrowers, Bank One, NA, as agent for the Banks, and the Banks; and

                           (v) an amendment and waiver to the Note Agreement,
                  dated as of April 6, 1994, duly executed by the Company and the holders of the Company's 6.83% Senior Notes, Series A, due April 6, 2001; and

                           (vi) an agreement from Ag-Chem Sales Co., Inc. to be
                  bound by the terms of the Subsidiary Guaranty.

                  (c) All corporate and other proceedings in connection with the transactions contemplated by this letter agreement shall be satisfactory to Prudential and its counsel, and Prudential shall have received all such counterpart originals or certified or other copies of such documents as it may reasonably request.

         SECTION 4. Reference to and Effect on Note Agreements. Upon the effectiveness of this letter, each reference to the Note Agreement in any other document, instrument or agreement shall mean and be a reference to the Note Agreement as modified by this letter. Except as specifically set forth in
Section 1 or 2 hereof, the Note Agreement shall remain in full force and effect and is hereby ratified and confirmed in all respects.

         SECTION 5. Waiver. Effective on the Effective Date, Prudential hereby waives any Default or Event of Default under Section 8.1(d) of the Note Agreement resulting solely from a failure to comply with Section 7.3 of the Note Agreement for the periods ended March 31, 2000 (the "Specified Default"). Except as specifically set forth in the preceding sentence, nothing contained in the letter shall be construed as a waiver of or consent to any other violation of the Note Agreement or any other Default or Event of Default under the Note Agreement.

         SECTION 6. Governing Law. THIS LETTER SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF ILLINOIS, WITHOUT REGARD TO PRINCIPLES OF CONFLICT OF LAWS OF SUCH STATE WHICH WOULD OTHERWISE CAUSE THIS LETTER TO BE CONSTRUED OR ENFORCED OTHER THAN IN ACCORDANCE WITH THE LAWS OF THE STATE OF ILLINOIS.

            [THE REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK]

         SECTION 7. Counterparts; Section Titles. This letter may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same instrument. The section titles contained in this letter are and shall be without substance, meaning or content of any kind whatsoever and are not a part of the agreement between the parties hereto.

                                     Very truly yours,

                                     THE PRUDENTIAL INSURANCE COMPANY OF AMERICA


                                     By:   /s/ William S. Engelking
                                           -------------------------------------
                                           Vice President

AGREED AND ACCEPTED:

AG-CHEM EQUIPMENT CO., INC.


By:    John Retherford
       -------------------------------
       Title: CFO

Each of the undersigned Guarantors hereby consents to the foregoing amendments and waivers and confirms that, notwithstanding the foregoing amendments and waivers, all of its obligations under its Subsidiary Guaranty, dated as of October 10, 1995, remain in full force and effect with respect to the Note Agreement as amended and waived as provided above.


LOR*AL PRODUCTS, INC.


By:    /s/ John Retherford
       -------------------------------
       Title: CFO

AG-CHEM EQUIPMENT CANADA, LTD.


By:    /s/ John Retherford
       -------------------------------
       Title: CFO


AG-CHEM EQUIPMENT CO., INTERNATIONAL CORP.


By:    /s/ John Retherford
       -------------------------------
       Title: CFO


AG-CHEM MANUFACTURING, INC.


By:    /s/ John Retherford
       -------------------------------
       Title: CFO



AG-CHEM SALES CO., INC.


By:    /s/ John Retherford
       -------------------------------
       Title: CFO


AG-CHEM EUROPE, B.V.


By:    /s/ John Retherford
       -------------------------------
       Title: CFO

                                  SCHEDULE 7.2
                             PERMITTED INDEBTEDNESS


                                                                  Total Facility
                                                                  --------------

1.   Jackson County Industrial Revenue Bonds dated November 1, 1997   $6,065,000

2.   City of Jackson, Minnesota                                           50,000

3.   Southwest Minnesota Fund Loan, December 15, 1989                    100,000

4.   Jackson County Note 1989 in connection with IRB                     250,000

5.   Southwest Minnesota Initiative Fund                                 100,000

6.   City of Jackson                                                      50,000

7.   County of Jackson                                                    40,000

8.   Note payable to Cenex                                               480,000

9.   Note payable to Funk Manufacturing                                  500,000

10.  Rabo Bank Credit Facility for Ag-Chem Europe                      1,400,000

11.  Rabo Bank Guarantee in favor of G.J.J. Kurstjen                   1,100,000

12.  6.83% Senior Note, Series A, due April 6, 2001                   15,000,000

13.  7.25% Senior Note, due April 6, 2005                             15,000,000

14.  Long Term Credit Agreement                                       45,000,000

15.  Short Term Credit Agreement                                      45,000,000


All amounts are in U.S. Dollars except for #10, which is stated in Dutch
Guilders.

                                  SCHEDULE 7.4
                                 PERMITTED LIENS

1.   Debtor:        Ag-Chem Equipment Co., Inc.

     Secured Party: Jackson County Housing and Redevelopment Authority Mortgage,
                    Security Agreement and Fixture Financing Statement as of November 1, 1997

     Collateral:    This mortgage covers the following:

         a. all the tracts or parcels of land (hereinafter called the "Land"), located in Jackson County, Minnesota and described as follows:

Tract 1
-------

                              That part of the Northeast Quarter of the Southeast Quarter (NE 1/4 of SE 1/4) of Section Thirteen (13), Township One Hundred Two (102) North, Range Thirty-five (35), West of the Fifth Principal Meridian, Jackson County, Minnesota, described as follows: Commencing at the Northeast corner of the Southeast Quarter (SE 1/4) of said
                              Section 13; thence South 00(degree)02'20" West (assumed bearing), along the East line of said Southeast Quarter (SE 1/4), a distance of 183.80 feet, to the point of beginning of the tract to be described; thence North 89(degree)49'00" West along a line parallel with the North line of said Southeast Quarter (SE 1/4), a distance of 1059.90 feet; thence South 00(degree)02'20" West along a line parallel with the East line of said Southeast Quarter (SE 1/4), a distance of 821.96 feet; thence South 89(degree)49'00" East, along a line parallel with the North line of said Southeast Quarter (SE 1/4) a distance of 1059.90 feet, to the East line of said Southeast Quarter (SE 1/4); thence North 00(degree)02'20" East, along the East line of said Southeast Quarter (SE 1/4), a distance of 821.96 feet, to the point of beginning.

EXCEPT that portion described as follows:

Commencing at the Northeast corner of the Southeast Quarter (SE 1/4) of said
Section 13; thence South 00 Degrees 02 Minutes 20 Seconds West (assuming bearing), along the East line of said Southeast Quarter (SE 1/4), a distance of 1005.76 feet; thence North 89 Degrees 49 Minutes 00 Seconds West, along a line parallel with the North line of said Southeast Quarter (SE 1/4), a distance of 670 feet, to the point of beginning of the tract to be described; thence North 00 Degrees 02 Minutes 20 Seconds West, along a line parallel with the East line of said Southeast

Quarter (SE 1/4), a distance of 30.00 feet; thence North 89 Degrees 49 Minutes 00 Seconds West, long a line parallel with the North line of said Southeast Quarter (SE 1/4), a distance of 180.00 feet; then South 00 Degrees 02 Minutes 20 Seconds West, along a line parallel with the East line of said Southeast Quarter (SE 1/4), a distance of 30.00 feet; thence South 89 Degrees 49 Minutes 00 Seconds East, along a line parallel with the North line of said Southeast Quarter (SE 1/4), a distance of 180.00 feet, to the point of beginning.

Tract 2
-------

                              That part of the Northeast Quarter of the Southeast Quarter of Section 13, Township 102 North, Range 35 West of the Fifth Principal Meridian in Jackson County, Minnesota, described as follows: Commencing at the Northeast corner of the Southeast Quarter of said Section 13; thence South 00 degrees 02 minutes 20 seconds West (assumed bearing), along the East line of said Southeast Quarter, a distance of 183.80 feet; thence North 89 degrees 49 minutes 00 seconds West, along a line parallel with the North line of said Southeast Quarter, a distance of 1059.90 feet, to the point of beginning of the tract to be described; thence North 89 degrees 49 minutes 00 seconds West, along a line parallel with the North line of said Southeast Quarter, a distance of
                              148.55 feet; thence South 00 degrees 02 minutes 20 seconds West, along a line parallel with the East line of said Southeast Quarter, a distance of
                              821.96 feet; thence South 89 degrees 49 minutes 00 seconds East, along a line parallel with the North line of said Southeast Quarter a distance of
                              148.67 feet; thence North 00 degrees 02 minutes 20 seconds East, along a line parallel with the East line of said Southeast Quarter a distance of
                              821.96 feet, to the point of beginning.

         b. all of the buildings, structures, and other improvements now standing or at any time hereafter constructed or placed upon the Land;

         c. all lighting, heating, ventilating, air-conditioning, sprinkling and plumbing fixtures, and all of the following described equipment but only to the extent that such equipment constitutes a fixture: water and power systems, boilers, furnaces, oil burners, elevators and motors, dynamos, transformers, pollution control equipment, and all other fixtures of every description located in or on, or used, or intended to be used in connection with the Land or any building now or hereafter located thereon and owned by the Mortgagor. The following described types or items of equipment do not constitute fixtures:
                                    Jib Cranes
                                    Compressors

                                    Overhead Cranes
                                    Paint System
                                    Telephone and Computer Hardware
                                    Water Softeners
                                    L.P. Gas System

         d. the reversion or reversions, remainder or remainders, in and to the Land and each and every part thereof, together with the entire interest of the Mortgagor in and to all and singular the tenements, hereditaments, easements, rights, privileges and appurtenances to said real estate belonging or in any wise appertaining thereto;

         e. all rights, title, and interest of the Mortgagor in and to any streets, ways or alleys adjoining the Land or any part thereof, and all the estate, right, title, interest, claim or demand whatsoever of the Mortgagor, either in law or in equity, in possession or expectancy, of, in and to said real estate;

         f. all proceeds of any taking of or damage to, or any sale in lieu of a taking of, any portion of the foregoing under or pursuant to the power of condemnation or eminent domain; and

         g. all after-acquired interests of the Mortgagor in and to each of the items referred to in each of the above paragraphs, and all proceeds and products thereof.

---------------------
2.       Debtor:              Ag-Chem Equipment Co., Inc.

         Type of Filing:      Original UCC-1 filing

         Filing Jurisdiction: Jackson County, Minnesota

         Secured Party:       Southwest MN Initiative Fund
                              163 Ninth Avenue
                              Granite Falls, MN 56241

         Date of Filing:      January 4, 1990

         Document Number:     264525

         Collateral:          1979 AMADA Turret Punch, Model #VELA II 305050,
                              33 ton capacity, Serial #VII 551090

         Continuation:        Date of Filing: December 7, 1994

         Document No.:        280436

--------------------------

3.       Debtor:              Ag-Chem Equipment Co., Inc.

         Type of Filing:      Original UCC-1 filing

         Filing Jurisdiction: Minnesota Secretary of State

         Orig. Secured Party: ITT Commercial Finance Corp.
                              1400 North Central Life Tower
                              St. Paul, MN 55101

         Date of Filing:      April 4, 1990

         Document Number:     1318479

         Indebtedness:        No debt; finance lease only.

         Collateral:          Equipment more specifically described on Schedule
                              1 attached hereto. This transaction represented by this Financing Statement is a true lease. This UCC is being filed for notification purposes only.

                              Equipment on Schedule 1:

                              (6) Paint booths; (2) Conveyors; (1) Flash-off Oven; (3) Air Make Up Units; (2) Air Compressors;
                              (2) Air Dryers; (2) Bridge Cranes; (1) LPG System; JIB Cranes; Paint Pumps; Paint Pots; Graco Pump; Paint Pump System; Paint System; Paint System Equipment; (1) Dust Collector; (1) Blower; Blast Room Reclaim System; Air Inlet Assemblies; Shot Blast Systems; Duct Work; Denustra Return Air Safety Filter Panel; Fan Discharger Silencer; Summer Exhaust Stack; (1) Power Shear; all equipment more fully described on the referenced
                              Schedule 1.

         Amendment:           Date of Filing:  November 28, 1994

                              Document No.:    1719472

                              Change Secured Party Address to:

                                                     10975 Benson Dr., Suite 220
                                                     Bldg. 12
                                                     Overland Park, KS 66210

         Continuation:        Date of Filing: November 28, 1994

                              Document No.:   1719473

         Assignment:          Date of Filing: April 24, 1995
                              Document No.:   1755365

                              Assignee:       General Electric Capital
                                                Corporation
                                              44 Old Ridgebury Road
                                              Danbury, CT 06810

--------------------------

4.       Debtor:              Ag-Chem Equipment Co., Inc.

         Type of Filing:      Original UCC-1 filing

         Filing Jurisdiction: Jackson County, Minnesota

         Orig. Secured Party: ITT Commercial Finance Corp
                              1400 North Central Life Tower
                              St. Paul, MN 55101

         Date of Filing:      April 9, 1990

         Document Number:     265334

         Collateral:          The following equipment:

                              (6) Paint booths; (2) Conveyors; (1) Flash-off Oven; (1) Air Make Up Unit; (2) Air Compressors;
                              (2) Air Dryers; (1) Bridge Crane; (1) LPG System; JIB Cranes; Paint Pumps; Paint Pots; Graco Pump; Paint Pump System; Paint System; Paint System Equipment; (1) Dust Collector; (1) Blower; Blast Room Reclaim System; Air Inlet Assemblies; Shot Blast Systems; Duct Work; Denustra Return Air Safety Filter Panel; Fan Discharger Silencer; Summer Exhaust Stack; (1) Power Shear; all equipment more fully described on the referenced
                              Schedule 1.

                              The equipment is located at 202 Industrial Park, Jackson, MN 56143-9510, and legally described as follows:

Tract 1
-------

                              That part of the Northeast Quarter of the Southeast Quarter (NE 1/4 of SE 1/4) of Section Thirteen (13), Township One Hundred Two (102) North, Range Thirty-five (35), West of the Fifth Principal Meridian, Jackson County, Minnesota, described as follows: Commencing at the Northeast corner of the Southeast Quarter (SE 1/4) of said
                              Section 13; thence South 00(degree)02'20" West (assumed bearing), along the East line of said Southeast Quarter (SE 1/4), a distance of 183.80 feet, to the point of beginning of the tract to be described; thence North 89(degree)49'00" West along a line parallel with the North line of said Southeast Quarter (SE 1/4), a distance of 1059.90 feet; thence South 00(degree)02'20" West along a line parallel with the East line of said Southeast Quarter (SE 1/4), a distance of 821.96 feet; thence South 89(degree)49'00" East, along a line parallel with the North line of said Southeast Quarter (SE 1/4) a distance of 1059.90 feet, to the East line of said Southeast Quarter (SE 1/4); thence North 00(degree)02'20" East, along the East line of said Southeast Quarter (SE 1/4), a distance of 821.96 feet, to the point of beginning.

Tract 2
-------

                              That part of the Northeast Quarter of the Southeast Quarter of Section 13, Township 102 North, Range 35 West of the Fifth Principal Meridian in Jackson County, Minnesota, described as follows: Commencing at the Northeast corner of the Southeast Quarter of said Section 13; thence South 00 degrees 02 minutes 20 seconds West (assumed bearing), along the East line of said Southeast Quarter, a distance of 183.80 feet; thence North 89 degrees 49 minutes 00 seconds West, along a line parallel with the North line of said Southeast Quarter, a distance of 1059.90 feet, to the point of beginning of the tract to be described; thence North 89 degrees 49 minutes 00 seconds West, along a line parallel with the North line of said Southeast Quarter, a distance of
                              148.55 feet; thence South 00 degrees 02 minutes 20 seconds West, along a line parallel with the East line of said Southeast Quarter, a distance of
                              821.96 feet; thence South 89 degrees 49 minutes 00 seconds East, along a line parallel with the North line of said Southeast Quarter a distance of
                              148.67 feet; thence North 00 degrees 02 minutes 20 seconds East, along a line parallel with the East line of said Southeast Quarter a distance of
                              821.96 feet, to the point of beginning.

         Amendment:           Date of Filing: November 28, 1994

                              Document No.:   280294

                              Change Secured Party Address to:

                                                   10975 Benson Drive, Suite 220
                                                   Bldg. 12
                                                   Overland Park, KS 66210

         Continuation:        Date of Filing: November 28, 1994

                              Document No.:   280295

         Total Assignment:    Date of Filing: April 24, 1995

                              Document No.:   281415

                              Assignee:       General Electric Capital Corp.
                                              44 Old Ridgebury Road
                                              Danbury, CT 06810

--------------------------

5.       Debtor:              Ag-Chem Equipment Co., Inc.

         Type of Filing:      Original UCC-1 filing

         Filing Jurisdiction: Minnesota Secretary of State

         Orig. Secured Party: ITT Commercial Finance Corp.
                              12400 Portland Ave. So., Suite 125
                              Burnsville, MN 55337

         Date of Filing:      August 6, 1990

         Document Number:     1349176

         Indebtedness:        No debt; finance lease only.

         Collateral:          Equipment more specifically described on Schedule
                              A attached hereto. This transaction represented by this Financing Statement is a true lease. This UCC is being filed for notification purposes only.

                              Equipment on Schedule A:

                              One (1) Model 713012 Accurpress 130 ton X 12' hydraulic press brake equipped with all standard equipment wired 230 - 3 phase (less backgauge) 3" x 3" dierail.

                              One (1) Model 528 Scrubber.

                              Material for Torit Dust collection system including but not limited to duct work and pick-up hoods.

         Continuation:        Date of Filing:  March 21, 1995

         Document No.:        1746451

         Assignment:          Date of Filing:  May 4, 1995

         Document No.:        1758696

         Assignee:            General Electric Capital Corp.
                              44 Old Ridgebury Road
                              Danbury, CT 06810

--------------------------

6.       Debtor:              Ag-Chem Equipment Co., Inc.

         Type of Filing:      Original UCC-1 filing

         Filing Jurisdiction: Jackson County, Minnesota

         Orig. Secured Party: ITT Commercial Finance Corp.
                              12400 Portland Ave. So., Suite 125
                              Burnsville, MN 55337

         Date of Filing:      August 10, 1990

         Document Number:     267406

         Collateral:          The following equipment:

                              One (1) Model 713012 Accurpress 130 ton X 12' hydraulic press brake equipped with all standard equipment wired 230 - 3 phase (less backgauge) 3" x 3" dierail.

                              One (1) Model 528 Scrubber.

                              Material for Torit Dust collection system including but not limited to duct work and pick-up hoods.

                              The equipment is located at 202 Industrial Park, Jackson, MN 56143-9510, and legally described as follows:

Tract 1
-------

                              That part of the Northeast Quarter of the Southeast Quarter (SE 1/4 of SE 1/4) of Section Thirteen (13), Township One Hundred Two (102) North, Range Thirty-five (35), West of the Fifth Principal Meridian, Jackson County, Minnesota, described as follows: Commencing at the Northeast corner of the Southeast Quarter (SE 1/4) of said
                              Section 13; thence South 00(degree)02'20" West (assumed bearing), along the East line of said Southeast Quarter (SE 1/4), a distance of 183.80 feet, to the point of beginning of the tract to be described; thence North 89(degree)49'00" West along a line parallel with the North line of said Southeast Quarter (SE 1/4), a distance of 1059.90 feet; thence South 00(degree)02'20" West along a line parallel with the East line of said Southeast Quarter (SE 1/4), a distance of 821.96 feet; thence South 89(degree)49'00" East, along a line parallel with the North line of said Southeast Quarter (SE 1/4) a distance of 1059.90 feet, to the East line of said Southeast Quarter (SE 1/4); thence North 00(degree)02'20" East, along the East line of said Southeast Quarter (SE 1/4), a distance of 821.96 feet, to the point of beginning.

Tract 2
-------

                              That part of the Northeast Quarter of the Southeast Quarter of Section 13, Township 102 North, Range 35 West of the Fifth Principal Meridian in Jackson County, Minnesota, described as follows: Commencing at the Northeast corner of the Southeast Quarter of said Section 13; thence South 00 degrees 02 minutes 20 seconds West (assumed bearing), along the East line of said Southeast Quarter, a distance of 183.80 feet; thence North 89 degrees 49 minutes 00 seconds West, along a line parallel with the North line of said Southeast Quarter, a distance of 1059.90 feet, to the point of beginning of the tract to be described; thence North 89 degrees 49 minutes 00 seconds West, along a line parallel with the North line of said Southeast Quarter, a distance of
                              148.55 feet; thence South 00 degrees 02
                              minutes 20 seconds West, along a line parallel with the East line of said Southeast Quarter, a distance of 821.96 feet; thence South 89 degrees 49 minutes 00 seconds East, along a line parallel with the North line of said Southeast Quarter a distance of 148.67 feet; thence North 00 degrees 02 minutes 20 seconds East, along a line parallel with the East line of said Southeast Quarter a distance of 821.96 feet, to the point of beginning.

         Continuation:        Date of Filing: March 21, 1995

                              Document No.:   281201

         Total Assignment:    Date of Filing: May 3, 1995

                              Document No.:   281461

                              Assignee:       General Electric Capital
                                                Corporation
                                              44 Old Ridgebury Road
                                              Danbury, CT 06810

         Continuation:        Date of Filing: May 3, 1995

                              Document No.:   281462

         Total Assignment:    Date of Filing: May 3, 1995

                              Document No.:   281466

                              Assignee:       General Electric Capital Corp.
                                              44 Old Ridgebury Road
                                              Danbury, CT 06810

--------------------------

7.       Debtor:              Ag-Chem Equipment Co., Inc.

         Type of Filing:      Original UCC-1 filing

         Filing Jurisdiction: Minnesota Secretary of State

         Orig. Secured Party: ITT Commercial Finance Corp.
                              12400 Portland Ave. So., Suite 125
                              Burnsville, MN 55337

         Date of Filing:      August 29, 1990

         Document Number:     1354406

         Indebtedness:        No debt; finance lease only.

         Collateral:          Equipment more specifically described on Schedule
                              A attached hereto. This transaction represented by this Financing Statement is a true lease. This UCC is being filed for notification purposes only.

                              Equipment on Schedule A:

                              One (1) Artos linear cut and strip machine, Model CS-26, equipped with all necessary tooling and accessories.

                              One (1) Artos Hot Stamp wire Marker, Model WM-6, equipped with heater, frame, numbers and all necessary accessories.

                              One (1) Artos Prefeeder, Model PF-2, equipped with DC (variable speed) drive, frame and accessories, complete wire assembly machine with blades, types, numbers and characters.

         Total Assignment:    Date of Filing: May 9, 1995

                              Document No.:   1760059

                              Assignee:       General Electric Capital
                                                Corporation
                                              44 Old Ridgebury Road
                                              Danbury, CT 06810

         Continuation:        Date of Filing: May 9, 1995

                              Document No.:   1760060

--------------------------

8.       Debtor:              Ag-Chem Equipment Co., Inc.

         Type of Filing:      Original UCC-1 filing

         Filing Jurisdiction: Minnesota Secretary of State

         Orig. Secured Party: ITT Commercial Finance Corp.
                              12400 Portland Ave. So., Suite 125
                              Burnsville, MN 55337

         Date of Filing:      October 5, 1990

         Document Number:     1362964

         Indebtedness:        No debt; finance lease only.

         Collateral:          Equipment more specifically described on Schedule
                              A attached hereto. This transaction represented by this Financing Statement is a true lease. This UCC is being filed for notification purposes only.

                              Equipment on Schedule A:

                              One (1) Accurpress hydraulic press brake, Model No. 732014, 14' x 320 ton complete with all standard equipment, wired 3 phase, equipped with a pair of 36" swing stock support arms complete with T-slots and disappearing stops, 16" throat, tonnage control (adjusted by rotary control knob from front of press brake), adjustable bending speed control, safety light curtain.

         Total Assignment:    Date of Filing: May 9, 1995

                              Document No.:   1760057

                              Assignee:       General Electric Capital
                                                Corporation
                                              44 Old Ridgebury Road
                                              Danbury, CT 06810

         Continuation:        Date of Filing: May 9, 1995

                              Document No.:   1760058

--------------------------

9.       Debtor:              Ag-Chem Equipment Co., Inc.

         Type of Filing:      Original UCC-1 filing

         Filing Jurisdiction: Minnesota Secretary of State

         Orig. Secured Party: ITT Commercial Finance
                              12400 Portland Ave. So., Suite 125
                              Burnsville, MN 55337

         Date of Filing:      March 22, 1991

         Document Number:     1401964

         Collateral:          Equipment more specifically described on Schedules
                              No. 4 and 5 to Master Lease dated July 30, 1990 attached hereto.

                              Equipment listed on Schedules 4 and 5:

                              (1) 3H Brand Aperture card reader Modell B11AC;
                              (11) press brake dies; (1) 3M Quantimatic printer;
                              (2) Automec upgrades of G-24 gauge to Accurpress; 36" swing Stock Support Arms c/w T-Slots and Disappearing stops for front gaugings; Tonnage Control, Power Ram Tilt for Models 250 task or smaller, Safety Light Curr'n, Hour Meter, Adjustable Bending Speed Control, (1) Marvel bandsaw machine Model 81A11PC

         Total Assignment:    Date of Filing: April 21, 1995

                              Document No.:   1755113

                              Assignee:       General Electric Capital
                                                Corporation
                                              44 Old Ridgebury Road
                                              Danbury, CT 06810

         Continuation:        Date of Filing: October 16, 1995

                              Document No.:   1796517

--------------------------

10.      Debtor:              Ag-Chem Equipment Co., Inc.

         Type of Filing:      Original UCC-1 filing

         Filing Jurisdiction: Minnesota Secretary of State

         Secured Party:       Butler Machinery Company
                              P.O. Box 9559
                              Fargo, ND 58106

         Date of Filing:      July 13, 1995

         Document Number:     1775305

         Collateral:          For the rental of the following: CAT GP25, S/N
                              5AM90482, and all substitutions, replacements, additions and accessions thereto, now owned or hereafter acquired, and proceeds thereof.


--------------------------

11.      Debtor:              Ag-Chem Equipment Co., Inc.

         Type of Filing:      Original UCC-1 filing

         Filing Jurisdiction: Minnesota Secretary of State

         Secured Party:       Gelco Corporation
                              Three Capital Drive
                              Eden Prairie, MN 55344

         Date of Filing:      October 30, 1995

         Document Number:     1799755

         Collateral:          A first priority security interest in and to the
                              property identified below, together with i) all accounts, contract rights, chattel paper, instruments, documents, accounts receivables, general intangibles, security deposits, or reserves, ii) all repairs, accessories, additions, attachments, replacements, substitutions, or accessions and any related equipment, including, but not limited to, chargers, and iii) all insurance or other proceeds, all as may directly or indirectly arise out of or be related to the property identified below.

                              The parties agree that this security agreement and financing statement is filed for precautionary purposes only and does not and is not intended to change the characteristics of the transaction as a lease.

                              The terms and conditions of the Lease Agreement between the undersigned dated August 23, 1995, are hereby incorporated by reference and made a part hereof.

                              (11) 1995 Prime-Mover low lift pallet trucks, Model PMX, S/N PMX00258669, PMX00258671,
                              PMX00258670, PMX00258667, PMX00259143,
                              PMX00259144, PMX00259145, PMX00259146,
                              PMX00259147, PMX00259148, PMX00259149, Unit 95001
                              through 95011

                              (9) 1995 Prime-Mover low lift pallet trucks, Model RMX65, S/N RMX6525279001, RMX6525279003
                              RMX6525279002, RMX6525279005, RMX6525278001,
                              RMX6525279007, RMX6525279006, RMX6525279008,
                              RMX6525279004, Units 95012 through 95020

--------------------------

12.      Debtor:              Ag-Chem Equipment Co., Inc.

         Type of Filing:      Original UCC-1 filing

         Filing Jurisdiction: Jackson County, Minnesota

         Secured Party:       City of Jackson
                              80 West Ashley Street
                              Jackson, MN 56143

         Date of Filing:      December 4, 1995

         Document Number:     283338

         Collateral:          1995 Caterpillar DP100 lift truck, S/N M75580

--------------------------

13.      Debtor:              Ag-Chem Equipment Co., Inc.

         Type of Filing:      Original UCC-1 filing

         Filing Jurisdiction: Minnesota Secretary of State

         Secured Party:       Jackson County, Minnesota
                              Jackson County Courthouse
                              P.O. Box 374
                              Jackson, MN 56143

         Date of Filing:      December 8, 1995

         Document Number:     1808866

         Collateral:          One used Caterpillar lift truck, diesel; 218" FF
                              mast; 72" forks; cab; S/N 70Y00886

--------------------------

14.      Debtor:              Ag-Chem Equipment Co., Inc.

         Type of Filing:      Original UCC-1 filing

         Filing Jurisdiction: Minnesota Secretary of State

         Secured Party:       Gelco Corporation
                              Three Capital Drive
                              Eden Prairie, MN 55344

         Date of Filing:      December 11, 1995

         Document Number:     1809300

         Collateral:          A first priority security interest in and to the
                              property identified below, together with i) all accounts, contract rights, chattel paper, instruments, documents, accounts receivables, general intangibles, security deposits, or reserves, ii) all repairs, accessories, additions, attachments, replacements, substitutions, or accessions and any related equipment, including, but not limited to, chargers, and iii) all insurance or other proceeds, all as may directly or indirectly arise out of or be related to the property identified below.

                              The parties agree that this security agreement and financing statement is filed for precautionary purposes only and does not and is not intended to change the characteristics of the transaction as a lease.

                              The terms and conditions of the Lease Agreement between the undersigned dated August 23, 1995, are hereby incorporated by reference and made a part hereof.

                              (3) 1995 Caterpillar forklifts, Model GP25 LP, S/N 5AM90830, 5AM01911, 5AM01436, Unit 95028, 95029,
                              95030

--------------------------

15.      Debtor:              Ag-Chem Equipment Co., Inc.

         Type of Filing:      Original UCC-1 filing

         Filing Jurisdiction: Minnesota Secretary of State

         Secured Party:       Southwest MN Initiative Fund
                              P.O. Box 130
                              Granite Falls, MN 56241

         Date of Filing:      December 11, 1995

         Document Number:     1809320

         Collateral:          Okuma Model MV4VAE vertical machining center
                              including all standard equipment and the following: 8 additional M-codes, rigid tapping, S/N 9802, with splash tamer full enclosure

--------------------------

16.      Debtor:              Ag-Chem Equipment Co., Inc.

         Type of Filing:      Original UCC-1 filing

         Filing Jurisdiction: Minnesota Secretary of State

         Secured Party:       Gelco Corporation
                              Three Capital Drive
                              Eden Prairie, MN 55344

         Date of Filing:      January 26, 1996

         Document Number:     1820406

         Collateral:          A first priority security interest in and to the
                              property identified below, together with i) all accounts, contract rights, chattel paper, instruments, documents, accounts receivables, general intangibles, security deposits, or reserves, ii) all repairs, accessories, additions, attachments, replacements, substitutions, or accessions and any related equipment, including, but not limited to, chargers, and iii) all insurance or other proceeds, all as may directly or indirectly arise out of or be related to the property identified below.

                              The parties agree that this security agreement and financing statement is filed for precautionary purposes only and does not and is not intended to change the characteristics of the transaction as a lease.

                              The terms and conditions of the Lease Agreement between the undersigned dated August 25, 1995, are hereby incorporated by reference and made a part hereof.

                              (4) 1995 Mitsubishi forklifts, Model GP25 LP, S/N 5AM02335, 5AM02342, 5AM02490, 5AM02491, Unit
                              95021, 95022, 95023, 95027

--------------------------

17.      Debtor:              Ag-Chem Equipment Co., Inc.

         Type of Filing:      Original UCC-1 filing

         Filing Jurisdiction: Minnesota Secretary of State

         Secured Party:       Gelco Corporation
                              Three Capital Drive
                              Eden Prairie, MN 55344

         Date of Filing:      March 8, 1996

         Document Number:     1830773

         Collateral:          A first priority security interest in and to any
                              and all equipment of Lessee constituting material handling equipment, including, but not limited to, forklifts, order pickers, pallet jacks and tuggers, that are now or hereafter leased from Lessor, together with: i) all accounts, contract rights, chattel paper, instruments, documents, accounts receivables, general intangibles, security deposits, or reserves, ii) all repairs, accessories, additions, attachments, replacements, substitutions, or accessions and any related equipment, including, but not limited to, chargers, and iii) all insurance or other proceeds, all as may directly or indirectly arise out of or be related to the equipment identified above.

                              The parties agree that this Lease Agreement and financing statement is filed for precautionary purposes only and does not and is not intended to change the characteristics of the transaction as a lease.

                              The terms and conditions of the Lease Agreements between the undersigned are hereby incorporated by reference and made a part hereof.

         Amendment:           Date of Filing: March 31, 1997

                              Document No.:   1929038

                              Reference was changed from filing of "security agreement" for precautionary purposes in second paragraph to "Lease Agreement" filed for precautionary purposes.

--------------------------

18.      Debtor:              Ag-Chem Equipment Co., Inc.

         Type of Filing:      Original UCC-1 filing

         Filing Jurisdiction: Minnesota Secretary of State

         Secured Party:       Gelco Corporation, d/b/a GE Capital Fleet Services
                              Three Capital Drive
                              Eden Prairie, MN 55344

         Date of Filing:      May 6, 1997

         Document Number:     1939361

         Collateral:          A first priority security interest in (1) 1997
                              Caterpillar DP100lift truck and (1) 1997
                              Caterpillar NRR45P reach truck; and to any and all equipment of Lessee constituting material handling equipment, and including, but not limited to, forklifts, order pickers, pallet jacks and tuggers, that are now or hereafter leased from Lessor, together with: i) all accounts, contract rights, chattel paper, instruments, documents, accounts receivables, general intangibles, security deposits, or reserves, ii) all repairs, accessories, additions, attachments, replacements, substitutions, or accessions and any related equipment, including, but not limited to, chargers, and iii) all insurance or other proceeds, all as may directly or indirectly arise out of or be related to the equipment identified above.

                              The parties agree that this Lease Agreement and financing statement is filed for precautionary purposes only and does not and is not intended to change the characteristics of the transaction as a lease.

                              The terms and conditions of the Lease Agreements between the undersigned are hereby incorporated by reference and made a part hereof.

--------------------------

19.      INTENTIONALLY OMITTED

--------------------------

20.      Debtor:              Ag-Chem Equipment Co., Inc.

         Type of Filing:      Original UCC-1 filing

         Filing Jurisdiction: Minnesota Secretary of State

         Secured Party:       City of Jackson
                              80 West Ashley Street
                              Jackson, MN 56143

         Date of Filing:      January 19, 1990

         Document Number:     1299826

         Collateral:          One (1) hydraulic sheer (#00436F), one (1)
                              lubricator (#905044), one (1) squaring arm
                              (#640360), one (1) 230 volt kit (#640211), one (1)
                              Microcomputer control (#640416)

--------------------------

21.      Debtor:              Ag-Chem Equipment Co., Inc.

         Type of Filing:      Original UCC-1 filing

         Filing Jurisdiction: Minnesota Secretary of State

         Secured Party:       Jackson County
                              Jackson County Auditor
                              Jackson, MN 56143

         Date of Filing:      February 9, 1990

         Document Number:     1305279

         Collateral:          GXM 1200 Dual Drive CNC Oxyfuel/Plasma Shape
                              Cutting machine; Strato SRX-20 Aerial work platform; and Bauman Electric Sideloader, Model
                              E4S 100-48-236

--------------------------

22.      Debtor:              Ag-Chem Equipment Co., Inc.

         Type of Filing:      Original UCC-1 filing

         Filing Jurisdiction: Minnesota Secretary of State

         Secured Party:       Southwest MN Initiative Fund
                              163 Ninth Avenue
                              Granite Falls, MN 56241

         Date of Filing:      January 5, 1990

         Document Number:     1296350

         Collateral:          1979 Turret Punch, Model #VELA II 305050, 33 ton
                              capacity, Serial #VII

                              Continuation:   Date of Filing  December 21, 1994
                              Document No.:   1724660

--------------------------

23.      Debtor:              Ag-Chem Equipment Company Inc.

         Type of Filing:      Original UCC-1 filing

         Filing Jurisdiction: Minnesota Secretary of State

         Secured Party:       Winnebago Industries Inc.
                              P.O. Box 152
                              Forest City, IA 50436

         Date of Filing:      January 25, 2000

         Document Number:     2196105

         Collateral:          All items described on attached two (2) page list
                              entitled "Luggage Door Equipment" to Financing
                              Statement, any items associated with the attached
                              Work Agreement between the Secured Party,
                              Winnebago Industries, Inc., and the Business
                              Debtor, Ag-Chem Equipment Company, Inc. and all additional equipment, tools, raw material and parts provided hereafter by Secured Party.

--------------------------

24.      Debtor:              Ag-Chem Equipment Co. Inc.

         Type of Filing:      Original UCC-1 filing

         Filing Jurisdiction: Minnesota Secretary of State

         Secured Party:       General Electric Capital Corp.
                              1415 West 22nd Street #800
                              Oak Book, IL 60521

         Date of Filing:      October 29, 1992

         Document Number:     1540216

         Collateral:          This filing statement is being filed solely as a
                              precaution if, contrary to the intention of the parties, the transaction relating to the property described as 207 Industrial Park, Jackson, MN and relating to Schedule No. 0001 to Master Lease
                              Agreement, attached to Financing Statement.

         Continuation:        Date of Filing: May 7, 1997

                              Document No.:   1939741

--------------------------

25.      Debtor:              Loral Products Inc.

         Type of Filing:      Original UCC-1 filing

         Filing Jurisdiction: Minnesota Secretary of State

         Secured Party:       Butler Machinery Co.
                              P.O. Box 9559
                              Fargo, ND 58106

         Date of Filing:      February 22, 2000

         Document Number:     2203280

         Collateral:          For the rental of a Caterpillar GP4A M80890 s/n
                              1CM02103 and all substitutions, replacements, additions and accessions thereto, now owned or hereafter acquired, and proceeds thereof.

IBM Credit Corp also has several lines filed of record relating to equipment financing which has been terminated. The company is in the process of having these liens removed.